Exhibit 99.1

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in thousands)
As Reported Basis

	2017
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Local (including internet/digital/mobile)	$102,597	$117,917	$110,033	$120,714	$220,514	$330,547	$451,261
National	24,814	30,981	31,027	31,995	55,795	86,822	118,817
Political	1,321	3,708	4,005	7,464	5,029	9,034	16,498
Retransmission consent	67,573	69,371	70,150	69,509	136,944	207,094	276,603
Other	7,156	4,704	3,762	3,927	11,860	15,622	19,549
Total revenue	$203,461	$226,681	$218,977	$233,609	$430,142	$649,119	$882,728

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Payroll, programming and other (1)	$101,291	$99,925	$104,809	$115,192	$201,216	$306,025	$421,217
Retransmission	32,265	33,758	34,733	35,590	66,023	100,756	136,346
Total broadcast expenses	$133,556	$133,683	$139,542	$150,782	$267,239	$406,781	$557,563

Corporate and administrative (1)	$7,710	$8,432	$8,330	$7,117	$16,142	$24,472	$31,589

	2016
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Local (including internet/digital/mobile)	$89,354	$104,727	$102,172	$107,083	$194,081	$296,253	$403,336
National	22,079	26,070	25,426	24,776	48,149	73,575	98,351
Political	9,655	9,649	22,272	48,519	19,304	41,576	90,095
Retransmission consent	47,269	50,549	51,096	51,965	97,818	148,914	200,879
Other	5,366	5,638	3,524	5,276	11,004	14,528	19,804
Total revenue	$173,723	$196,633	$204,490	$237,619	$370,356	$574,846	$812,465

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Payroll, programming and other (1)	$86,198	$93,349	$95,625	$102,138	$179,547	$275,172	$377,310
Retransmission	22,338	23,950	25,058	26,338	46,288	71,346	97,684
Total broadcast expenses	$108,536	$117,299	$120,683	$128,476	$225,835	$346,518	$474,994

Corporate and administrative (1)	$15,670	$8,520	$7,217	$8,912	$24,190	$31,407	$40,319

See last page of exhibit for note

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in thousands)
As Reported Basis

	2015
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Local (including internet/digital/mobile)	$74,865	$83,091	$83,972	$94,543	$157,956	$241,928	$336,471
National	17,767	18,949	20,889	23,505	36,716	57,605	81,110
Political	1,159	2,197	4,594	9,213	3,356	7,950	17,163
Retransmission consent	36,251	36,909	39,329	39,468	73,160	112,489	151,957
Other	3,261	2,318	2,318	2,758	5,579	7,897	10,655
Total revenue	$133,303	$143,464	$151,102	$169,487	$276,767	$427,869	$597,356

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Payroll, programming and other (1)	$69,227	$69,099	$80,949	$83,598	$138,326	$219,275	$302,873
Retransmission	16,949	16,978	17,972	18,366	33,927	51,899	70,265
Total broadcast expenses	$86,176	$86,077	$98,921	$101,964	$172,253	$271,174	$373,138

Corporate and administrative (1)	$6,828	$6,428	$10,022	$11,032	$13,256	$23,278	$34,310

	2014
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Local (including internet/digital/mobile)	$57,083	$63,884	$69,460	$83,586	$120,967	$190,427	$274,013
National	13,348	14,826	16,158	20,626	28,174	44,332	64,958
Political	2,792	8,616	22,029	48,538	11,408	33,437	81,975
Retransmission consent	16,117	17,659	19,674	21,444	33,776	53,450	74,894
Other	1,957	2,264	4,381	3,692	4,221	8,602	12,294
Total revenue	$91,297	$107,249	$131,702	$177,886	$198,546	$330,248	$508,134

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Payroll, programming and other (1)	$56,226	$61,563	$67,700	$79,978	$117,789	$185,489	$265,467
Retransmission	3,945	4,234	5,259	6,185	8,179	13,438	19,623
Total broadcast expenses	$60,171	$65,797	$72,959	$86,163	$125,968	$198,927	$285,090

Corporate and administrative (1)	$6,484	$9,833	$5,253	$7,569	$16,317	$21,570	$29,139

See last page of exhibit for note

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in thousands)
Combined Historical Basis(2)

	2017
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Local (including internet/digital/mobile)	$109,096	$119,757	$110,033	$120,714	$228,853	$338,886	$459,600
National	27,091	31,948	31,027	31,995	59,039	90,066	122,061
Political	1,346	3,723	4,005	7,464	5,069	9,074	16,539
Retransmission consent	70,215	69,938	70,150	69,509	140,153	210,303	279,812
Other	5,435	3,947	3,762	3,927	9,382	13,143	17,069
Total revenue	$213,183	$229,313	$218,977	$233,609	$442,496	$661,472	$895,081

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Payroll, programming and other (1)	$109,437	$102,323	$104,809	$115,192	$211,760	$316,569	$431,760
Retransmission	34,268	34,227	34,733	35,590	68,495	103,227	138,818
Total broadcast expenses	$143,705	$136,550	$139,542	$150,782	$280,255	$419,796	$570,578

Corporate and administrative (1)	$7,710	$8,432	$8,330	$7,117	$16,142	$24,472	$31,589

	2016
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Local (including internet/digital/mobile)	$110,190	$119,764	$114,796	$120,812	$229,954	$344,750	$465,562
National	28,547	31,261	30,112	29,493	59,808	89,920	119,413
Political	14,770	11,218	28,181	63,369	25,988	54,169	117,538
Retransmission consent	55,529	56,024	56,928	58,002	111,553	168,481	226,483
Other	5,469	3,903	3,781	3,852	9,372	13,153	17,005
Total revenue	$214,505	$222,170	$233,798	$275,528	$436,675	$670,473	$946,001

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Payroll, programming and other (1)	$110,272	$106,218	$107,811	$116,806	$216,490	$324,301	$441,107
Retransmission	27,126	27,159	27,965	29,624	54,285	82,250	111,874
Total broadcast expenses	$137,398	$133,377	$135,776	$146,430	$270,775	$406,551	$552,981

Corporate and administrative (1)	$15,670	$8,520	$7,217	$8,912	$24,190	$31,407	$40,319

See last page of exhibit for notes

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in thousands)
Combined Historical Basis(2)

	2015
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Local (including internet/digital/mobile)	$107,486	$119,452	$113,776	$126,298	$226,938	$340,714	$467,012
National	29,641	31,785	32,175	33,648	61,426	93,601	127,249
Political	1,372	2,939	5,535	12,088	4,311	9,846	21,934
Retransmission consent	45,524	46,423	47,983	48,660	91,947	139,930	188,590
Other	5,201	3,845	3,754	4,014	9,046	12,800	16,814
Total revenue	$189,224	$204,444	$203,223	$224,708	$393,668	$596,891	$821,599

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Payroll, programming and other (1)	$104,956	$104,813	$111,961	$115,711	$209,769	$321,730	$437,441
Retransmission	20,477	20,671	21,551	23,101	41,148	62,699	85,800
Total broadcast expenses	$125,433	$125,484	$133,512	$138,812	$250,917	$384,429	$523,241

Corporate and administrative (1)	$6,828	$6,428	$10,022	$11,032	$13,256	$23,278	$34,310

	2014
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Local (including internet/digital/mobile)	$104,591	$113,891	$105,662	$119,303	$218,482	$324,144	$443,447
National	29,117	30,926	30,013	34,658	60,043	90,056	124,714
Political	5,537	16,517	41,110	79,548	22,054	63,164	142,712
Retransmission consent	27,826	29,445	28,515	30,188	57,271	85,786	115,974
Other	7,317	5,427	6,004	5,104	12,744	18,748	23,852
Total revenue	$174,388	$196,206	$211,304	$268,801	$370,594	$581,898	$850,699

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Payroll, programming and other (1)	$106,695	$109,300	$109,570	$122,738	$215,995	$325,565	$448,303
Retransmission	8,170	8,123	8,123	9,209	16,293	24,416	33,625
Total broadcast expenses	$114,865	$117,423	$117,693	$131,947	$232,288	$349,981	$481,928

Corporate and administrative (1)	$6,484	$9,833	$5,253	$7,569	$16,317	$21,570	$29,139

(1) Amounts in 2017, 2016, 2015 and 2014 have been reclassified to give effect to the implementation of Accounting Standards Update 2017-07, Compensation-Retirement Benefits (Topic 715) - Improving the Presentation of Net Periodic Pension Cost and net Postretirement Benefit Cost ("ASU 2017-07").

(2) Due to the significant effect that our acquisitions and divestitures have had on our results of operations, and in order to provide more meaningful period over period comparisons, we present herein certain financial information on a “Combined Historical Basis.” Combined Historical Basis reflects financial results that have been compiled by adding Gray’s historical revenue and broadcast expenses to the historical revenue and broadcast expenses of stations acquired and removing the historical revenues and historical broadcast expenses of divested stations as if they had been acquired or divested, respectively, on January 1, 2014 (the beginning of the earliest period presented). Combined Historical Basis financial information reflects station acquisition and divestitures ocurring between January 1, 2014 and December 31, 2017. Combined Historical Basis financial information does not reflect all purchase accounting and other adjustments required to comply with accounting principles generally accepted in the United States of America ("GAAP"), and includes certain other amounts not included, in pro forma financial information under Regulation S-X under the Securities Act.